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                                THE UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) January 26, 2005

                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          Delaware                 333-120916                    30-0183252
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(STATE OR OTHER JURISDICTION       (COMMISSION                (I.R.S. EMPLOYER
     OF INCORPORATION)             FILE NUMBER)              IDENTIFICATION NO.)


    383 Madison Avenue
    New York, New York                                             10179
    ------------------                                             -----
    (ADDRESS OF PRINCIPAL                                        (ZIP CODE)
     EXECUTIVE OFFICES)


Registrant's telephone number, including area code, is (212) 272-2000




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


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        OTHER EVENTS.

         On or about January 28, 2005, the Registrant will cause the issuance and sale, among other things, of approximately $182,529,000 initial principal amount of Structured Asset Mortgage Investments II Inc. Prime Mortgage Trust 2005-1, Mortgage Pass-Through Certificates, Series 2005-1, Class I-A-1, Class I-A-2, Class I-A-3, Class I-A-4, Class I-A-5, Class I-A-6, Class I-A-7, Class I-PO, Class R, Class I-B-1, Class I-B-2 and Class I-B-3 Certificates (the "Underwritten Certificates") pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2005, among Structured Asset Mortgage Investments II Inc., as depositor, Wells Fargo Bank, National Association, as master servicer and securities administrator, EMC Mortgage Corporation, as seller and company and JPMorgan Chase Bank, N.A. as trustee.

         The Registrant has been advised by Bear, Stearns & Co. Inc. (the "Underwriter"), that the Underwriter has furnished to prospective investors certain computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-120916, which Computational Materials are being filed as exhibits to this report,

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

         In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.



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Item 9.01.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (a)    FINANCIAL STATEMENTS.

              Not applicable.

       (b)    PRO FORMA FINANCIAL INFORMATION.

              Not applicable.

       (c)    EXHIBITS


                  ITEM 601(A) OF
                  REGULATION S-K
EXHIBIT NO.        EXHIBIT NO.                      DESCRIPTION
-----------      ----------------   --------------------------------------------
     1                  99          Computational Materials--Computational
                                    Materials (as defined in Item 8.01) that have been provided by the Underwriter to certain prospective purchasers of Prime
                                    Mortgage Trust 2005-1, Mortgage Pass-Through
                                    Certificates, Series 2005-1 (filed in paper pursuant to the automatic SEC exemption pursuant to Release 33-7427, August 7, 1997)









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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                           STRUCTURED ASSET MORTGAGE
                                           INVESTMENTS II INC.


                                           By:   /s/ Baron Silverstein
                                                 -----------------------
                                           Name:    Baron Silverstein
                                           Title:   Vice President

Dated: January 26, 2005













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                                  EXHIBIT INDEX


                       ITEM 601(A) OF           SEQUENTIALLY
                       REGULATION S-K             NUMBERED
EXHIBIT NUMBER          EXHIBIT NO.              DESCRIPTION            PAGE
--------------         ---------------         ---------------        ----------
       1                     99                 Computational          Filed
                                                Materials              Manually